Exhibit 99.1

AnyTech365, A Worldwide Leader In AI Powered IT Security, To Go Public Through Merger With Zalatoris Acquisition Corp.

•	AnyTech365 Offers a Unique AI (“Artificial Intelligence”) Powered “One-Point” Solution for All Customer Information Technology (“IT”) and Cybersecurity Needs.

•	Transaction Values AnyTech365 at a $220 Million Enterprise Value.

New York, New York – September 11, 2023 – Anteco Systems, S.L. (“AnyTech365”), a leader in AI powered IT security, and Zalatoris Acquisition Corp. (NYSE: TCOA.U, TCOA, TCOA WS) (the “Company” or “Zalatoris”), a special purpose acquisition company incorporated in Delaware for the purpose of combining with one or more businesses or entities (a “Business Combination”), announced today that they have entered into a business combination agreement (the “Business Combination Agreement”) expected to be completed in the first quarter of 2024, subject to regulatory approvals and other customary closing conditions (collectively, the “Transaction”).

AnyTech365: An Industry leader in Efficient, Customer-First AI Powered IT Security.

Founded in 2014, AnyTech365 is a leading provider of IT security software products and related services. At the core of its extensive portfolio stands the revolutionary AnyTech365 IntelliGuard, an AI-powered comprehensive threat prevention and performance enhancement optimization software. AnyTech365’s subscription-based solutions, delivered as Software as a Service (“SaaS”), extend their protective reach to all internet-connected devices, including PCs, laptops, tablets, smartphones, smart TVs, and a myriad of other Internet of Things (“IoT”) devices.

In an era where cybersecurity takes center stage and the intricacies of IT devices and software pose growing challenges for consumers and small businesses, AnyTech365 is committed to safeguarding its customers’ digital world and streamlining the user experience. AnyTech365 provides dependable and secure solutions and services while ensuring round-the-clock, 365-day access to certified experts proficient in Android, iOS, and Windows, and fluent in over twenty (20) languages.

AnyTech365 has received widespread acclaim, earning multiple accolades on local, national, and international stages. In 2019, AnyTech365 was ranked as the 27th fastest-growing company in Europe across all sectors, according to the Financial Times FT1000.

AnyTech365 intends to use the proceeds from the Transaction to increase its growth via accelerating its strategic partnerships with MediaMarkt, one of Europe’s largest electronic retailers, the expansion of its direct and online marketing activities, further implementation of AI as well as software development and pursuing strategic acquisitions.

Embracing AI to Drive Growth: AnyTech365 tackles security, performance, and optimization challenges with a blend of its pioneering AI-driven IT security and monitoring software. One of the key benefits of AnyTech365’s AI-driven approach is its ability to automate various processes, which leads to quicker response times and improved customer satisfaction. Through AI algorithms and machine learning technology, it can analyze vast amounts of data in real-time, enabling proactive detection and resolution of any potential IT security issues,

Additionally, AnyTech365’s AI capabilities facilitate intelligent problem-solving and decision-making. The algorithms continuously learn and adapt based on user behavior and patterns, allowing for customized solutions tailored to the specific needs of each customer. This level personalization enhances the overall user experience and ensures that clients receive the most effective and efficient support.

Capitalizing on Favorable Market Tailwinds: The growing complexity of IoT technologies, alongside increased cybersecurity risk, has made it an opportune time for AnyTech365 to expand its legacy SaaS business. With the devices with which we interact every day becoming increasingly complex and connected and digital operations migrating to the cloud, small businesses and consumers are increasingly looking for high-quality, smart, simple and proactive IT security and support solutions. Furthermore, by utilizing its rapidly evolving AI technology, AnyTech365 is uniquely positioned to capitalize on the rising demand stemming from these trends. With a strong existing business-

to-consumer presence and market resonance, AnyTech365 also has a tremendous opportunity to extend business-to-business applications serving small and medium enterprises across expanded end markets and geographies.

Expanding Strategic Partnerships: AnyTech365 is poised to scale its reach throughout Europe by expanding their strategic partnerships, such as with MediaMarkt, the leading Europe-based consumer electronic retailer with over one thousand (1,000) stores and an interactive ecommerce platform. AnyTech365’s agreement with MediaMarkt will see the rollout of the AnyTech365 products and services being included as a purchase option in the MediaMarkt online checkout following the ecommerce sale of an IoT product or device as well as featuring across hardware insurance products such as Extended Warranty and IT Helpdesk, sold in the MediaMarkt physical stores and ecommerce platform. Additionally, AnyTech365 is also pre-installing AnyTech365 IntelliGuard software on MediaMarkt laptops prior to sale. The agreement also provisions AnyTech365 to position technical personnel at each of MediaMarkt’s more than one hundred (100) stores in Spain to provide a “Shop in Shop” on-site technical expert experience. This unique agreement gives AnyTech365 the opportunity to offer its SaaS IT security services directly to the millions of MediaMarkt customers. Beyond Spain, the partnership is expected to roll out across additional EU territories where MediaMarkt operates.

Pursuing Complementary Acquisitions: The strong demand for IT security SaaS and the fragmented market presents a considerable opportunity for AnyTech365 to rapidly expand its service offerings and capabilities across end markets and geographies. With an industry leading compliance platform and highly scalable AI powered systems, AnyTech365 is positioned to achieve greater reach through consolidation in this nascent and fast-growing environment. With strong focus on implementing AI in all aspects of its business AnyTech365 also expect to be able to increase revenues and at the same time optimize cost and create efficiencies in performance and service level enhancements.

Management Comments

Janus R Nielsen, Founder of AnyTech365, said:

“Given the bright outlook for our company and our current place in the cybersecurity industry, we are extremely thrilled to be merging with Zalatoris. AnyTech365’s unique position in the fast growing IT sector is giving us many opportunities for growth and expansions. We already have several exciting partnerships to launch in the near future and believe we can successfully expand our software development as well as our direct online sales and marketing activities. Moreover, we have identified a range of potential acquisition targets worth pursuing.

We have entered a new era, the era of Artificial Intelligence, and our industry is at the forefront of the AI adoption. Over the last eighteen (18) months we have been successfully implementing various AI tools and technologies. With the recent launch of AnyTech365 IntelliGuard, our proprietary platform for all AnyTech365’s security software products, services and plans we are indeed excited for what the future holds.

With the forthcoming IPO and the injection of substantial growth capital, that will supercharge our company over the next three to five years, we are confident we will reach our strategic goals. With the belief and vision both the Zalatoris and J.Streicher team have shown us, we are convinced this merger will unlock our full potential. Zalatoris is indeed a perfect fit for us,” Janus R Nielsen concludes.

Paul Davis, CEO of the Company, said:

“We are very excited about our announcement and the partnership with AnyTech365, a genuine leader in IT Security and support. We have been working at length and in depth with the AnyTech365 executive team to understand the business, explore new opportunities and help build a plan for growth.

AnyTech365 is at the forefront of utilizing artificial intelligence to enhance its IT security and support services. By incorporating into its operations, AnyTech365 is able to provide its customers with advanced solutions and a higher level of efficiency. By harnessing the potential of AI, AnyTech365 remains ahead of the curve in the IT security and support industry, providing customers with cutting-edge solutions and an exceptional level of service, proven by its ratings and reviews on Google and TrustPilot.

AnyTech365’s collaboration with MediaMarkt also offers us the unique opportunity to expand into a huge new market potentially harnessing millions of customers in Spain and across Europe. AnyTech365’s early adoption of AI-driven services allows for an un-precedented amount of growth and the ability to scale without the need for a large increase in costs or operations.

AnyTech365 has genuinely strong foundations and offers a great service into a growing sector. We believe that the opportunity to expand and scale this business with strategic investment will see this company reach the huge potential it has.”

Transaction Overview

The Transaction values AnyTech365 at a $220 million enterprise value. The Transaction, which has been unanimously approved by the Boards of Directors of AnyTech365 and the Company, is subject to approval by the Company’s stockholders and other customary closing conditions, including the receipt of certain regulatory approvals.

Additional information about the Transaction, including a copy of the Business Combination Agreement, is available in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 8, 2023 and at www.sec.gov.

Legal Advisors

Cuatrecasas Gonçalves Pereira, S.L.P. is serving as legal counsel to AnyTech365 in the Transaction. Nelson Mullins Riley & Scarborough LLP is serving as legal counsel to the Company in the Transaction.

About AnyTech365

Founded in 2014 and headquartered in Marbella, Spain, Anteco Systems, S.L. (“AnyTech365”) is a leading European AI powered IT Security company helping end users and small businesses have a worry-free experience with all things tech. With approximately 280 employees and offices in Marbella and Torremolinos (Spain), Casablanca (Morocco), and San Francisco (California, US), AnyTech365 offers an array of security, performance, threat prevention and optimization software and hardware.

The flagship product is their unique and ground breaking AI powered AnyTech365 IntelliGuard which is the cornerstone and foundation within all products, services and plans. They offer qualified technicians who are available 24/7, 365 days a year, providing fast technical focused support for practically any security, performance or optimization issues that users may experience with their PC, laptop, smartphone, wearable technology, smart home devices or any Internet-connected device.

To learn more, visit www.anytech365.com.

About Zalatoris Acquisition Corp.

Zalatoris Acquisition Corp. (the “Company”) is a blank check company, which was formed to acquire one or more businesses and assets, via a merger, capital stock exchange, asset acquisition, stock purchase, or reorganization. The Company was formed to effect a business combination with middle market “enabling technology” businesses or assets with a focus on eCommerce, FinTech, Big Data & Analytics and Robotic Process Automation.

About J. Streicher (Sponsor)

J. Streicher Holdings, LLC, though its subsidiaries (“J. Streicher”), is a private and diverse US financial organization that is founded on tradition, personal relationships, innovation, and steadfast principles. J. Streicher & Co. LLC, its broker dealer, holds the distinction of being one of the oldest firms on the New York Stock Exchange (“NYSE”), with roots dating back to 1910. Throughout J. Streicher’s history, it has consistently provided exceptional service to its family of listed companies, even in challenging market conditions.

While J. Streicher’s Broker Dealer primarily focuses on NYSE activities, its international investment team specializes in identifying, investing in, and nurturing potential target companies, guiding them through the complex process of transitioning into publicly traded entities. The ultimate goal is to position these companies for a successful listing. J. Streicher’s core strength lies in its ability to recognize strategic private target companies and assist them in becoming publicly traded entities on prestigious exchanges such as the NYSE or NASDAQ.

Additional Information

For additional information on the Transaction, see the Company’s Current Report on Form 8-K disclosing the terms of the Business Combination Agreement filed on September 8, 2023 and the Company’s Form 8-K filed concurrently with this press release. In connection with the Transaction, the Company intends to file relevant materials with the SEC, including a registration statement on Form F-4, which will include a proxy statement/prospectus of the Company, and other documents regarding the Transaction. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Transaction, as these materials will contain important information about AnyTech365, the Company, and the Transaction. Promptly after the Form F-4 is declared effective by the SEC, the Company will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the Transaction and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of the Company are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Transaction. The documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, (Commission File No: 001-41143), or by directing a request to Zalatoris Acquisition Corp., 99 Wall Street, Suite 5801, New York, New York 10005.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in the Company will be included in the proxy statement/prospectus for the Transaction when available at www.sec.gov. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s prospectus, dated December 9, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the Transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

AnyTech365 and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement/prospectus for the Transaction.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding the terms of the Company’s Transaction with AnyTech365, the Company’s ability to consummate the Transaction on the stated timeline, AnyTech365’s use of proceeds from the Transaction, the benefits of the Transaction, anticipated timing of the Transaction, and the combined company’s future performance relative to other IT Security and Support companies, the combined company’s strategy, operations, growth plans and objectives of management, the growth of the IT Security and Support sector, AnyTech365’s market expansion, and the combined company’s future products and services are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of the Company’s and AnyTech365 and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company or AnyTech365. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Transaction, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transaction or that the approval of the stockholders of the Company or AnyTech365 is not obtained; the inability to complete a PIPE offering in connection with the Transaction; failure to realize the anticipated benefits of the Transaction; risk relating to the uncertainty of the projected financial information with respect to AnyTech365; the amount of redemption requests made by the Company’s stockholders; the overall level of consumer demand for AnyTech365’s products and services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of the Company’s securities on the NYSE; AnyTech365’s ability to implement its business strategy; changes in governmental regulation, AnyTech365’s exposure to litigation claims and other loss contingencies; stability of AnyTech365’s suppliers, as well as consumer demand for its products and services, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on AnyTech365 and its suppliers and customers; AnyTech365’s ability to recruit and retain qualified personnel to deliver their services; any breaches of, or interruptions in, AnyTech365’s information systems; fluctuations in foreign currency; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect the Company’s or AnyTech365’s financial results is included from time to time in the Company’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents the Company has filed, or will file, with the SEC, including a registration statement on Form F-4 that will include the proxy statement/prospectus that the Company intends to file with the SEC in connection with the Company’s solicitation of proxies for the special meeting of stockholders to be held to approve, among other things, the Transaction. If any of these risks materialize or the Company’s or AnyTech365’s assumptions prove to be incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor AnyTech365 presently know, or that the Company and AnyTech365 currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and AnyTech365’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither the Company nor AnyTech365 gives assurance that either the Company or AnyTech365, or the combined company, will achieve its expectations. The Company and AnyTech365 anticipate that subsequent events and developments will cause their assessments to change. However, while the Company and AnyTech365 may elect to update these forward-looking statements at some point in the future, the Company and AnyTech365 specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s or AnyTech365’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investor Relations & Media Contacts:

Email: pr@zalatorisac.com

Number: +1 (917) 675-3106